UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: November 4, 2009
(Date of earliest event reported)
FORESTAR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	26-1336998
(State or other jurisdiction of	001-33662	(I.R.S. Employer
incorporation or organization)		Identification No.)
6300 Bee Cave Road, Building Two, Suite 500
Austin, Texas 78746
(Address of principal executive offices) (zip code)
(512) 433-5200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On November 4, 2009, Forestar Group Inc. (the “Company”) issued a press release announcing the Company’s earnings for the quarter ended September 30, 2009. A copy of the press release is furnished as exhibit 99.1 of this report.
Item 7.01. Regulation FD Disclosure.
     On November 4, 2009, management of Forestar Group Inc. participated in a conference call discussing the Company’s earnings for the quarter ended September 30, 2009. Copies of the presentation materials used by management are furnished as exhibit 99.2 of this report.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press release issued by the Company on November 4, 2009, announcing the Company’s earnings for the quarter ended September 30, 2009.

99.2	Presentation materials used by management of Forestar Group Inc. in a conference call on November 4, 2009, discussing the Company’s earnings for the quarter ended September 30, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.
Date: November 4, 2009	By:	/s/ Christopher L. Nines
		Name:	Christopher L. Nines
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by the Company on November 4, 2009, announcing the Company’s earnings for the quarter ended September 30, 2009

99.2	Presentation materials used by management of Forestar Group Inc. in a conference call on November 4, 2009, discussing the Company’s earnings for the quarter ended September 30, 2009

4